UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA, RIVERSIDE DIVISION

	In Re:		CHAPTER 11 (BUSINESS)

	Vineyard National Bancorp		Case Number:	09-26401-RN
			Operating Report Number:	1
		Debtor(s).	For the Month Ending:	Jul-09

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing
	General Sales
	Other (Specify)	Transfer from pre-petition operating account and trust accounts.	1,967,931.25
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,967,931.25

	5. BALANCE:			1,967,931.25

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		20,000.00
	Disbursements (from page 2)		3,769.97

	TOTAL DISBURSEMENTS THIS PERIOD:***			23,769.97

7. ENDING BALANCE:				1,944,161.28

8.	General Account Number(s):		xxxxxxxxx

	Depository Name & Location:		Commerce National Bank
			4040 MacArthur Blvd, Suite 100
			Newport Beach, CA 92660

* All receipts must be deposited into the general account.
**  Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
7/24/2009	Temp 1	Fed Ex Office	Copies for 7 day package		528.53	528.53
7/21/2009	1001	VOID	Voided check for 7 day package			0.00
7/29/2009	1002	Fed Ex Office	Overnight letter charges		20.18	20.18
7/29/2009	1003	Office Depot	Office supplies (consumables)		54.96	54.96
7/31/2009	1004	Premier Business Center	Office rent		3,166.30	3,166.30
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	3,769.97	$3,769.97
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$1,947,402.72

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1002	7/29/2009	20.18
1003	7/29/2009	54.96
1004	7/29/2009	3,166.30

TOTAL OUTSTANDING CHECKS:			3,241.44

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,944,161.28

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:		10,000.00
	(Transferred from General Account)

	5. BALANCE:	10,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:		10,000.00

8.	PAYROLL Account Number(s):	xxxxxxxxx

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100
		Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:		-

4. RECEIPTS DURING CURRENT PERIOD:		10,000.00
	(Transferred from General Account)

	5. BALANCE:	10,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:		10,000.00

8.	TAX Account Number(s):	xxxxxxxxx

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100
		Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

		General Account:	1,947,402.72
		Payroll Account:	10,000.00
		Tax Account:	10,000.00
*Other Accounts:

*Other Monies:
		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				1,967,402.72

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Premier Business Centers	Monthly	3,166.30	0	0.00	Due on last day of each month
Mini U Storage	Monthly	139.00	0	0.00	Due on 17th of each month

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
			Gross Sales Subject to Sales Tax:
			Total Wages Paid:

		Petition Amounts	Amount Delinquent	Delinquent Amount
	Federal Withholding
	State Withholding
	FICA- Employer's Share
	FICA- Employee's Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:
	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	3,569.81	0.00	0.00
		31 - 60 days	0.00	0.00	0.00
		61 - 90 days	0.00	0.00	0.00
		91 - 120 days	0.00	0.00	0.00
		Over 120 days	0.00	0.00	0.00
		TOTAL:	3,569.81	0.00	0.00

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	St. Paul Mercury	$ 1,000,000	2/1/2010	9/1/2009
	Worker's Compensation	Travelers Casualty & Surety Company	$ 1,000,000	2/1/2010	9/1/2009
	Casualty	N/A
	Vehicle	N/A
Others:	Personal Property	St. Paul Mercury	$ 100,000	2/1/2010	9/1/2009
	D&O	St. Paul Mercury	$ 5,000,000	12/31/2009	12/31/2009
	D&O (excess)	National Union Fire Insurance Company of Pittsburg, PA (AIG)	$ 5,000,000	12/31/2009	12/31/2009
	D&O (excess)	XL Speciality Insurance Company	$ 15,000,000	12/31/2009	12/31/2009
	Employment Practices	Admiral Insurance Company	$2,000,000	12/31/2009	12/31/2009

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2009					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
James G. LeSieur, III	**	$5,769.23 bi-weekly	0.00
Donald H. Pelgrim, Jr.	**	$10,175.69 bi-weekly	0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**Notice of Insider Compensation was filed and served on UST and other necessary parties on July 23, 2009, no objections were filed.
*** No payments for July payroll were made as the objection period had not yet expired.
July payments will be made in August with the next regular payroll.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue
Less: Returns/Discounts
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	14,350.41	14,350.41
Payroll - Other Employees
Payroll Taxes	1,097.81	1,097.81
Other Taxes (Itemize)
Depreciation and Amortization
Rent Expense - Real Property
Lease Expense - Personal Property
Insurance
Real Property Taxes
Telephone and Utilities
Repairs and Maintenance
Travel and Entertainment (Itemize)
Miscellaneous Operating Expenses (Itemize)
Payroll/Independent Contractor/Controller Svcs*	3,400.00	3,400.00
Postage & Courier expenses	622.53	622.53
Office Supplies	150.95	150.95
Total Operating Expenses	19,621.70	19,621.70

Net Gain/(Loss) from Operations	(19,621.70)	(19,621.70)

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Accounting Services
Other (Itemize)
Total Non-Operating Expenses	0.00	0.00

NET INCOME/(LOSS)	(19,621.70)	(19,621.70)

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End
Current Assets:
Unrestricted Cash	1,964,161.28
Restricted Cash
Accounts Receivable
Inventory
Notes Receivable
Prepaid Expenses	3,166.30
Other (Itemize) see below
1 Deposit under Employment Contract (Glen Terry)	90,000.00
2 Security Deposit	3,166.30
3 Prepaid ESOP Administration Fee*	0.00
4 Unamortized Issuance Costs - Subordinated Debt*	0.00
5 Unamortized Issuance Costs - Trust I*	0.00
6 Unamortized Issuance Costs - Trust II*	0.00
7 Unamortized Issuance Costs - Trust III*	0.00
8 Unamortized Issuance Costs - Trust IV*	0.00
9 Unamortized Issuance Costs - Trust V*	0.00
10 Unamortized Issuance Costs - Trust VI*	0.00
11 Unamortized Issuance Costs - Trust VII*	0.00
12 Unamortized Issuance Costs - Trust IX*	0.00
13 Prepaid Expense - Shareholder (Equilar) *	0.00
14 Retainer - Bankruptcy Counsel**	200,000.00
15 Retainer - Special Counsel**	300,000.00
Total Current Assets		2,560,493.88

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	0.00
1 Investment in Bank***	0.00
2 Investment in Subsidiary-Trust I	0.00
3 Investment in Subsidiary-Trust II	0.00
4 Investment in Subsidiary-Trust III	0.00
5 Investment in Subsidiary-Trust IV	0.00
6 Investment in Subsidiary-Trust V	0.00
7 Investment in Subsidiary-Trust VI	0.00
8 Investment in Subsidiary-Trust VII	0.00
9 Investment in Subsidiary-Trust VIII	0.00
10 Investment in Subsidiary-Trust IX	0.00
11 Investment in Subsidiary-Trust XI	0.00
Total Other Assets		0.00

TOTAL ASSETS		2,560,493.88

LIABILITIES
Post-petition Liabilities:
Accounts Payable	3,569.81
Taxes Payable
Notes Payable
Professional fees
Secured Debt
Other (Itemize)
1 Accrued payroll and related taxes	15,448.22
Total Post-petition Liabilities		19,018.03

Pre-petition Liabilities:
Secured Liabilities	50,990,454.22
Priority Liabilities
Unsecured Liabilities *****	130,517,492.08
Other (Itemize)
Total Pre-petition Liabilities		181,507,946.30

TOTAL LIABILITIES		181,526,964.33

EQUITY:
Pre-petition Owners’ Equity	(178,946,848.75)
Post-petition Profit/(Loss)	(19,621.70)
Direct Charges to Equity
TOTAL EQUITY		(178,966,470.45)

TOTAL LIABILITIES & EQUITY		2,560,493.88

*
Unamortized costs associated with the original establishment of ESOP and issuance of securities.  Costs were  incurred at issuance but amortized over the anticipated life of the entities. The book value as of the petition date (as opposed to actual or recoverable value) is listed below:

	Book Value
3 Prepaid ESOP Administration Fee*	92,682.61
4 Unamortized Issuance Costs - Subordinated Debt*	92,908.34
5 Unamortized Issuance Costs - Trust I*	360,159.37
6 Unamortized Issuance Costs - Trust II*	177,315.96
7 Unamortized Issuance Costs - Trust III*	245,995.23
8 Unamortized Issuance Costs - Trust IV*	250,664.09
9 Unamortized Issuance Costs - Trust V*	238,730.00
10 Unamortized Issuance Costs - Trust VI*	317,375.08
11 Unamortized Issuance Costs - Trust VII*	89,860.72
12 Unamortized Issuance Costs - Trust IX*	6,360.50
13 Prepaid Expense - Equilar (shareholder & comp reports)	3,895.69
		1,875,947.59

**	Retainers of $200,000 and $300,000 were provided to Bankruptcy Counsel and Special Counsel, respectively. The potential amount of any unused portion of those retainers is unknown at this point.

***	Bank seized by Office of the Comptroller of the Currency on July 17, 2009; therefore, no value remains in the former subsidiary bank

****	The value of Debtor's common security interests in each of the subsidiary trusts is unknown, but likely valueless.
The book value as of the petition date (as opposed to actual or recoverable value) is listed below:

	Book Value
2 Investment in Subsidiary-Trust I	400,534.49
3 Investment in Subsidiary-Trust II	166,405.84
4 Investment in Subsidiary-Trust III	331,613.24
5 Investment in Subsidiary-Trust IV	329,501.10
6 Investment in Subsidiary-Trust V	330,821.83
7 Investment in Subsidiary-Trust VI	395,663.43
8 Investment in Subsidiary-Trust VII	327,729.85
9 Investment in Subsidiary-Trust VIII	324,986.53
10 Investment in Subsidiary-Trust IX	483,483.02
11 Investment in Subsidiary-Trust XI	584,558.72
		3,675,298.05

*****	Certain disputed claims listed on Schedule F are not included on the MOR Balance Sheet.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
7 day package has been filed and Debtor in Possession is working with counsel on the preparation of a liquidating plan.

4.	Describe potential future developments which may have a significant impact on the case:
Litigation strategies are being developed which could generate additional assets for the bankruptcy estate.
5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	James G. LeSieur, III, Chief Financial Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

8/17/09
Date	Principal for debtor-in-possession